SUPPLEMENT A-1

NATIONAL GRID USA AND SUBSIDIARIES

CONSOLIDATING STATEMENTS OF INCOME

FOR THE YEAR ENDED MARCH 31, 2004

CONSOLIDATING BALANCE SHEETS

AT MARCH 31, 2004

CONSOLIDATING STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2004

CONSOLIDATING STATEMENTS OF RETAINED EARNINGS

FOR THE YEAR ENDED MARCH 31, 2004

NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INDEX OF CONSOLIDATED WORKSHEETS
YEAR ENDED MARCH 31, 2004
	National Grid USA	Niagara Mohawk Holdings	Niagara Mohawk Power Corp.	Opinac NA
Consolidating Statement of Income	1	5	9	13
Consolidating Balance Sheet	2	6	10	14
Consolidating Statement of Cash Flows	3	7	11	15
Consolidating Statement of Retained Earnings	4	8	12	16
INDEX OF INDIVIDUAL COMPANY STATEMENTS
	Statement of Income	Balance Sheet	Statement of Cash Flows	Retained Earnings
NATIONAL GRID USA (NGUSA PARENT)	1	2	3	4
NEW ENGLAND POWER COMPANY (NEP)	1	2	3	4
MASSACHUSETTS ELECTRIC COMPANY (MASS ELECTRIC)	1	2	3	4
THE NARRAGANSETT ELECTRIC COMPANY (NARR ELECTRIC)	1	2	3	4
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)	1	2	3	4
NANTUCKET ELECTRIC COMPANY (NANT ELECTRIC)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (NEHTECI)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)	1	2	3	4
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION (NEET)	1	2	3	4
NATIONAL GRID TRANSMISSION SERVICE CORP (NG TRANS SERVICE CORP)	1	2	3	4
WAYFINDER GROUP, INC. (WAYFINDER)	1	2	3	4
NEES COMMUNICATIONS, INC. (NEESCOM)	1	2	3	4
GRID COMMUNICATIONS, INC. (GRIDCOMM)	1	2	3	4
GRID AMERICA HOLDINGS, INC. (GRID)	1	2	3	4
GRIDAMERICA, LLC (GRID LLC)	1	2	3	4
NEES ENERGY, INC. (NEES ENERGY)	1	2	3	4
EUA ENERGY INVESTMENT (EUA ENERGY INV)	1	2	3	4
METROWEST REALTY LLC (METROWEST)	1	2	3	4
ATLANTIC WESTERN (ATLANTIC WESTERN)	1	2	3	4
NATIONAL GRID USA SERVICE COMPANY, INC. (NGUSA SERVICE COMPANY)	1	2	3	4
NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED	1	2	3	4
NIAGARA MOHAWK HOLDINGS, INC. (NMH, INC.)	5	6	7	8
NIAGARA MOHAWK POWER CORPORATION (NMPC)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES CORPORATION II (NMR CORP II)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES LLC (NMR LLC)	9	10	11	12
OPINAC NORTH AMERICA, INC. (OPINAC NA)	13	14	15	16
OPINAC ENERGY CORPORATION (OPINAC ENERGY)	13	14	15	16

Page 1A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA PARENT	NEP	MASS ELECTRIC	NARR ELECTRIC	GRANITE STATE	NANT ELECTRIC	NEHTECI	NEHTC	NEET

OPERATING REVENUE		457.8	1,993.5	812.1	73.1	19.8	31.1	25.5	6.3
Operating expenses:
Fuel for generation		4.5
Purchased electric energy		159.9	1,253.7	497.2	44.8	9.7
Gas purchased
Other operation	7.1	55.8	476.9	148.1	15.1	3.7	5.5	9.3	0.9
Maintenance		14.5	49.8	19.4	2.4	0.6	1.4	0.1	0.2
Depreciation and amortization		88.7	90.2	37.3	3.2	2.5	8.9	5.9	4.7
Taxes, other than income taxes	0.1	17.0	38.1	51.1	1.9	0.4	3.0	2.7	0.4
Income taxes	7.4	42.6	23.9	16.2	1.8	0.5	2.9	1.9	(0.4)
Total operating expenses	14.6	383.0	1,932.6	769.3	69.2	17.4	21.7	19.9	5.8
Operating income (loss)	(14.6)	74.8	60.9	42.8	3.9	2.4	9.4	5.6	0.5
Other income:
Allowance for equity funds used during construction		0.7
Equity in income of companies	168.8	1.7
Other income (expense), net	115.4	2.6	(0.7)	(1.1)					0.1
Operating and other income (loss)	269.6	79.8	60.2	41.7	3.9	2.4	9.4	5.6	0.6
Interest:
Interest on long-term debt		5.9	20.0	7.4	1.1	1.4	4.3	2.5
Other interest	9.8	1.4	5.5	4.3	0.1	0.1			0.1
Allowance for borrowed funds used during construction			(0.1)	(0.1)
Total interest	9.8	7.3	25.4	11.6	1.2	1.5	4.3	2.5	0.1
NET INCOME (LOSS)	259.8	72.5	34.8	30.1	2.7	0.9	5.1	3.1	0.5
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries				0.6	0.4
Minority interests
NET INCOME (LOSS) after Preferred Dividends/ Redemption	259.8	72.5	34.8	29.5	2.3	0.9	5.1	3.1	0.5

Page 1B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NG TRANS SERVICE CORP	WAYFINDER	NEESCOM	GRID COMM	GRID	GRID LLC	NEES ENERGY	EUA ENERGY INV

OPERATING REVENUE	0.1		19.3	0.3	2.9	5.9
Operating expenses:
Fuel for generation
Purchased electric energy
Gas purchased
Other operation	0.1		8.2	1.2		4.5
Maintenance		0.1
Depreciation and amortization			4.3
Taxes, other than income taxes			1.5			0.2
Income taxes			(2.1)	(0.3)	1.8	0.1		0.7
Total operating expenses	0.1	0.1	11.9	0.9	1.8	4.8		0.7
Operating income (loss)		(0.1)	7.4	(0.6)	1.1	1.1		(0.7)
Other income:
Allowance for equity funds used during construction
Equity in income of companies					1.0
Other income (expense), net		0.1	(10.4)			(0.1)		0.2
Operating and other income (loss)			(3.0)	(0.6)	2.1	1.0		(0.5)
Interest:
Interest on long-term debt
Other interest			0.1
Allowance for borrowed funds used during construction
Total interest			0.1
NET INCOME (LOSS)			(3.1)	(0.6)	2.1	1.0		(0.5)
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries
Minority interests
NET INCOME (LOSS) after Preferred Dividends/ Redemption			(3.1)	(0.6)	2.1	1.0		(0.5)

Page 1C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	METRO WEST	ATLANTIC WESTERN	NGUSA SERVICE COMPANY	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NGUSA CONSOLIDATED

OPERATING REVENUE	1.2	3.6		4,063.6	(322.2)	7,193.9
Operating expenses:
Fuel for generation						4.5
Purchased electric energy				1,591.7	(267.7)	3,289.3
Gas purchased				478.6	0.0	478.6
Other operation		3.1		621.4	(54.1)	1,306.8
Maintenance				169.7		258.2
Depreciation and amortization	0.3			394.8		640.8
Taxes, other than income taxes				227.0	0.1	343.5
Income taxes		0.3		173.2	(0.9)	269.6
Total operating expenses	0.3	3.4		3,656.4	(322.6)	6,591.3
Operating income (loss)	0.9	0.2		407.2	0.4	602.6
Other income:
Allowance for equity funds used during construction						0.7
Equity in income of companies				(0.7)	(169.8)	1.0
Other income (expense), net			0.5	(8.5)	(117.0)	(18.9)
Operating and other income (loss)	0.9	0.2	0.5	398.0	(286.4)	585.4
Interest:
Interest on long-term debt				252.9	(1.9)	293.6
Other interest				33.4	(32.1)	22.7
Allowance for borrowed funds used during construction				(0.6)		(0.8)
Total interest				285.7	(34.0)	315.5
NET INCOME (LOSS)	0.9	0.2	0.5	112.3	(252.4)	269.9
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries				5.3		6.3
Minority interests					3.8	3.8
NET INCOME (LOSS) after Preferred Dividends/ Redemption	0.9	0.2	0.5	107.0	(256.2)	259.8

Page 2A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA PARENT	NEP	MASS ELECTRIC	NARR ELECTRIC	GRANITE STATE	NANT ELECTRIC	NEHTECI	NEHTC

ASSETS
Utility plant, at original cost		878.8	2,342.3	1,146.0	90.5	50.0	220.6	165.4
Less accumulated depreciation and amortization		240.2	781.5	390.2	32.0	17.8	117.2	77.4
		638.6	1,560.8	755.8	58.5	32.2	103.4	88.0
Construction work in progress		12.9	34.9	9.8	0.3	3.0
Net utility plant		651.5	1,595.7	765.6	58.8	35.2	103.4	88.0
Investments in nuclear power companies, at equity		18.3
Investments in other subsidiaries, at equity	7,457.7
Other investments at cost	44.7	11.3
Current assets	701.5	491.1	324.1	124.1	15.8	6.1	1.6	0.5
Goodwill, net of amortization		338.2	1,023.3	496.9	19.4	15.7
Deferred charges and other assets	15.8	1,252.0	180.6	165.6	6.8	2.2	2.8	3.8
Total assets	$8,219.7	$2,762.4	$3,123.7	$1,552.2	$100.8	$59.2	$107.8	$92.3

CAPITALIZATION AND LIABILITIES
Common share equity	7,753.6	1,013.8	1,649.0	945.2	53.3	23.9	28.3	17.2
Minority interests in consolidated subsidiaries
Cumulative preferred stock		1.3	4.7	5.3
Long-term debt		410.3	213.2	59.7	15.1	20.0	36.7	21.7
Total capitalization	7,753.6	1,425.4	1,866.9	1,010.2	68.4	43.9	65.0	38.9
Current liabilities:
Long-term debt due within 1 year			39.0	15.0		1.5	5.8	3.6
Short-term debt	426.8		220.6	32.0		2.6	0.3	1.3
Other current liabilities	22.9	186.7	293.9	130.4	11.8	5.5	2.4	4.3
Total current liabilities	449.7	186.7	553.5	177.4	11.8	9.6	8.5	9.2
Deferred federal and state income taxes		233.9	176.2	99.2	5.2	2.5	27.4	21.1
Unamortized investment tax credits		7.9	10.7	6.0	0.5	0.1	6.9	4.1
Other reserves and deferred credits	16.4	908.5	516.4	259.4	14.9	3.1		19.0
Total capitalization and liabilities	$8,219.7	$2,762.4	$3,123.7	$1,552.2	$100.8	$59.2	$107.8	$92.3

Page 2B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEET	NG TRANS SERVICE CORP	WAYFINDER	NEESCOM	GRID COMM	GRID	GRID LLC	NEES ENERGY

ASSETS
Utility plant, at original cost	91.2
Less accumulated depreciation and amortization	81.4
	9.8
Construction work in progress
Net utility plant	9.8
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost			2.2	79.6	2.1	1.3
Current assets	0.1	0.1		5.9	0.3	1.0	2.6	0.3
Goodwill, net of amortization				121.4
Deferred charges and other assets			0.1	20.3	0.1	0.7	0.3
Total assets	$9.9	$0.1	$2.3	$227.2	$2.5	$3.0	$2.9	$0.3

CAPITALIZATION AND LIABILITIES
Common share equity	0.1	(0.2)	(4.5)	105.7	(1.2)	2.3	1.1	(6.6)
Minority interests in consolidated subsidiaries
Cumulative preferred stock
Long-term debt		0.2	6.4	93.9	2.4	0.2	0.2	5.4
Total capitalization	0.1		1.9	199.6	1.2	2.5	1.3	(1.2)
Current liabilities:
Long-term debt due within 1 year
Short-term debt	3.7
Other current liabilities	1.8	0.1		15.8	0.9		1.6	1.5
Total current liabilities	5.5	0.1		15.8	0.9		1.6	1.5
Deferred federal and state income taxes	3.1			5.8	0.2	0.5
Unamortized investment tax credits	0.8
Other reserves and deferred credits	0.4		0.4	6.0	0.2
Total capitalization and liabilities	$9.9	$0.1	$2.3	$227.2	$2.5	$3.0	$2.9	$0.3

Page 2C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	EUA ENERGY INV	METRO WEST	ATLANTIC WESTERN	NGUSA SERVICE COMPANY	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED
ASSETS
Utility plant, at original cost				9.6	7,012.4
Less accumulated depreciation and amortization				4.8	2,078.3
				4.8	4,934.1
Construction work in progress					152.8
Net utility plant				4.8	5,086.9
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost	0.3	9.6	0.2	136.8	57.3
Current assets	20.3	0.1	1.6	879.8	1,006.6
Goodwill, net of amortization			1.6		1,215.6
Deferred charges and other assets	0.8		0.1	155.1	5,049.5
Total assets	$21.4	$9.7	$3.5	$1,176.5	$12,415.9

CAPITALIZATION AND LIABILITIES
Common share equity	19.3	5.9	2.2	14.3	3,317.9
Minority interests in consolidated subsidiaries
Cumulative preferred stock					66.3
Long-term debt		3.6			3,473.5
Total capitalization	19.3	9.5	2.2	14.3	6,857.7
Current liabilities:
Long-term debt due within 1 year				723.4	532.6
Short-term debt					463.5
Other current liabilities	0.8	0.2	1.2	85.6	740.3
Total current liabilities	0.8	0.2	1.2	809.0	1,736.4
Deferred federal and state income taxes	1.3		0.1		1,348.5
Unamortized investment tax credits
Other reserves and deferred credits				353.2	2,473.3
Total capitalization and liabilities	$21.4	$9.7	$3.5	$1,176.5	$12,415.9

Page 2D
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NGUSA CONSOLIDATED

ASSETS
Utility plant, at original cost		12,006.8
Less accumulated depreciation and amortization		3,820.8
		8,186.0
Construction work in progress		213.7
Net utility plant		8,399.7
Investments in nuclear power companies, at equity	(18.3)
Investments in other subsidiaries, at equity	(7,457.7)
Other investments at cost	48.9	394.3
Current assets	(1,839.3)	1,744.2
Goodwill, net of amortization		3,232.1
Deferred charges and other assets	(38.8)	6,817.8
Total assets	($9,305.2)	20,588.1

CAPITALIZATION AND LIABILITIES
Common share equity	(7,371.1)	7,569.5
Minority interests in consolidated subsidiaries	21.1	21.1
Cumulative preferred stock		77.6
Long-term debt	(112.2)	4,250.3
Total capitalization	(7,462.2)	11,918.5
Current liabilities:
Long-term debt due within 1 year	(723.7)	597.2
Short-term debt	(698.4)	452.4
Other current liabilities	(358.1)	1,149.6
Total current liabilities	(1,780.2)	2,199.2
Deferred federal and state income taxes	(123.1)	1,801.9
Unamortized investment tax credits	43.2	80.2
Other reserves and deferred credits	17.1	4,588.3
Total capitalization and liabilities	($9,305.2)	20,588.1

Page 3A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA PARENT	NEP	MASS ELECTRIC	NARR ELECTRIC	GRANITE STATE	NANT ELECTRIC	NEHTECI
Operating Activities:
Net income (loss)	259.8	72.5	34.8	29.5	2.3	0.9	5.1
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization		88.7	90.2	37.3	3.2	2.5	8.9
Deferred income taxes and investment tax credits, net		(23.1)	22.9	20.4	1.5	0.4	0.6
Allowance for funds used during construction		(0.7)	(0.1)
Minority interests
Decrease (increase) in other current assets	8.5	(20.2)	(19.1)	(21.7)	3.4	(0.8)
Decrease (increase) in regulatory and other non-current assets		186.6	(2.5)	7.8	0.4		0.5
Increase (decrease) in payables and other current liabilities	5.1	(52.5)	(11.7)	(40.9)	(6.3)	0.2	(0.6)
Increase (decrease) in purchased power obligations		(111.6)
Increase (decrease) in other non-current liabilities		(64.9)	(19.8)
Other, net	(7.9)	9.2	15.2	5.7	0.1	(0.5)	0.1

Net cash provided by (used in) operating activities	$265.5	$84.0	$109.9	$38.1	$4.6	$2.7	$14.6

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction		(41.3)	(148.2)	(54.3)	(3.7)	(2.7)
Change in assets held for sale		12.5	0.2
Decrease (increase) in other investing activities	(462.8)	4.2	0.9	(0.1)

Net cash provided by (used in) investing activities	($462.8)	($24.6)	($147.1)	($54.4)	($3.7)	($2.7)

Page 3B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NGUSA PARENT	NEP	MASS ELECTRIC	NARR ELECTRIC	GRANITE STATE	NANT ELECTRIC	NEHTECI

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares		(77.3)					(5.7)
Dividends paid on preferred stock		(0.1)	(0.4)	(0.3)
Long-term debt, net			(46.0)	(20.0)		(1.5)	(6.5)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	247.5		87.4	32.0		1.7	0.2
Return of capital
Repurchase of common shares							(5.0)
Preferred stock retirements & premium on redemption of preferred			(5.6)	(2.0)
Other

Net cash provided by (used in) financing activities	$247.5	($77.4)	$35.4	$9.7		$0.2	($17.0)

Net increase (decrease) in cash and cash equivalents	50.2	(18.0)	(1.8)	(6.6)	0.9	0.2	(2.4)
Cash and cash equivalents at beginning of year	639.7	247.7	9.9	9.0	7.2	0.2	2.5

Cash and cash equivalents at end of year	$689.9	$229.7	$8.1	$2.4	$8.1	$0.4	$0.1

Page 3C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEHTC	NEET	NG TRANS SERVICE CORP	WAYFINDER	NEESCOM	GRID COMM	GRID	GRID LLC

Operating Activities:
Net income (loss)	3.1	0.5			(3.1)	(0.6)	2.1	1.0
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	5.9	4.7			4.3
Deferred income taxes and investment tax credits, net	0.5	(2.2)			(1.7)	0.2	0.5
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	(0.2)			(0.1)	(1.6)	(0.3)	3.1	(1.1)
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(0.9)	(1.7)			1.2	0.6	(4.2)	1.6
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net	0.2			0.8	11.1	0.4		(0.3)

Net cash provided by (used in) operating activities	$8.6	$1.3		$0.7	$10.2	$0.3	$1.5	$1.2

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction
Change in assets held for sale
Decrease (increase) in other investing activities					(1.7)	(2.1)	(1.3)

Net cash provided by (used in) investing activities					($1.7)	($2.1)	($1.3)

Page 3D
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEHTC	NEET	NG TRANS SERVICE CORP	WAYFINDER	NEESCOM	GRIDCOMM	GRID	GRID LLC

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(3.6)	(0.3)
Dividends paid on preferred stock
Long-term debt, net	(4.0)	(0.9)		(0.8)	(8.4)	1.8	0.2	0.2
Investment in common stock
Capital contribution from parent							0.1
Subordinated notes payable to parent, net								0.1
Changes in short-term debt	1.3	0.4
Return of capital
Repurchase of common shares	(2.5)	(0.4)
Preferred stock retirements & premium on redemption of preferred
Other

Net cash provided by (used in) financing activities	($8.8)	($1.2)		($0.8)	($8.4)	$1.8	$0.3	$0.3

Net increase (decrease) in cash and cash equivalents	(0.2)	0.1		(0.1)	0.1		0.5	1.5
Cash and cash equivalents at beginning of year	0.3			0.1	0.1	0.1	0.1

Cash and cash equivalents at end of year	$0.1	$0.1		$0.0	$0.2	$0.1	$0.6	$1.5

Page 3E

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEES ENERGY	EUA ENERGY INV	METRO WEST	ATLANTIC WESTERN	NGUSA SERVICE COMPANY	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED
Operating Activities:
Net income (loss)		(0.5)	0.9	0.2	0.5	107.0
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization			0.3	0.1		404.9
Deferred income taxes and investment tax credits, net				0.1		148.4
Allowance for funds used during construction
Minority interests					(0.7)
Decrease (increase) in other current assets	0.1	0.1	0.1	(1.3)	(732.1)	(42.3)
Decrease (increase) in regulatory and other non-current assets				(1.6)
Increase (decrease) in payables and other current liabilities	(0.6)	0.3	(0.1)	1.0	20.5	(99.0)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net			(0.3)		(13.0)	(188.3)

Net cash provided by (used in) operating activities	($0.5)	($0.1)	$0.9	($1.5)	($724.8)	$330.7

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction						(317.3)
Change in assets held for sale
Decrease (increase) in other investing activities			0.3	(0.3)	(5.8)	2.5

Net cash provided by (used in) investing activities			$0.3	($0.3)	($5.8)	($314.8)

Page 3F
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEES ENERGY	EUA ENERGY INV	METRO WEST	ATLANTIC WESTERN	NGUSA SERVICE COMPANY	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares
Dividends paid on preferred stock
Long-term debt, net	0.5		(1.2)			(573.9)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net				2.0
Changes in short-term debt					729.5	265.5
Return of capital						309.0
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred						(33.9)
Other						13.4

Net cash provided by (used in) financing activities	$0.5		($1.2)	$2.0	$729.5	($19.9)

Net increase (decrease) in cash and cash equivalents		(0.1)		0.2	(1.1)	(4.0)
Cash and cash equivalents at beginning of year		20.4	0.1		1.1	30.9

Cash and cash equivalents at end of year		$20.3	$0.1	$0.2	$0.0	$26.9

Page 3G
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NGUSA CONSOLIDATED

Operating Activities:
Net income (loss)	(256.2)	259.8
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	(10.2)	640.8
Deferred income taxes and investment tax credits, net	(18.1)	150.4
Allowance for funds used during construction	0.8
Minority interests	0.7
Decrease (increase) in other current assets	726.2	(99.3)
Decrease (increase) in regulatory and other non-current assets	(196.6)	(5.4)
Increase (decrease) in payables and other current liabilities	5.2	(182.8)
Increase (decrease) in purchased power obligations	5.2	(106.4)
Increase (decrease) in other non-current liabilities	(4.7)	(89.4)
Other, net	168.1	0.6

Net cash provided by (used in) operating activities	$420.4	568.3

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction	(18.8)	(586.3)
Change in assets held for sale	(12.7)
Decrease (increase) in other investing activities	512.6	46.4

Net cash provided by (used in) investing activities	$481.1	(539.9)

Page 3H
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NGUSA CONSOLIDATED

Financing Activities:
Dividends paid to minority interests	(3.8)	(3.8)
Dividends paid on common shares	86.9
Dividends paid on preferred stock	0.8
Long-term debt, net	507.8	(152.7)
Investment in common stock
Capital contribution from parent	(0.1)
Subordinated notes payable to parent, net	(2.1)
Changes in short-term debt	(1,092.4)	273.1
Return of capital	(309.0)
Repurchase of common shares	4.4	(3.5)
Preferred stock retirements & premium on redemption of preferred	1.0	(40.5)
Other	(13.4)

Net cash provided by (used in) financing activities	($819.9)	72.6

Net increase (decrease) in cash and cash equivalents	81.6	101.0
Cash and cash equivalents at beginning of year	(828.5)	140.9

Cash and cash equivalents at end of year	($746.9)	241.9

Page 4A

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA PARENT	NEP	MASS ELECTRIC	NARR ELECTRIC	GRANITE STATE	NANT ELECTRIC	NEHTECI

Retained earnings (deficit) at beginning of year	388.4	214.2	169.5	107.3	9.3	1.6	0.4
Additions:
Net income (loss) after preferred dividends of subsidiaries	259.8	72.5	34.8	30.1	2.7	0.9	5.1
Currency translation adjustment
Deductions:
Dividends paid and redemption of preferred stock			(0.6)	(0.3)
Common dividends declared/paid		(77.3)					(6.2)
Retained earnings (deficit) at end of year	648.2	209.4	203.7	137.1	12.0	2.5	(0.7)

Page 4B

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NEHTC	NEET	NG TRANS SERVICE CORP	WAYFINDER	NEESCOM	GRID COMM	GRID	GRID LLC

Retained earnings (deficit) at beginning of year	0.3	0.2		0.9	(16.4)	(0.6)
Additions:
Net income (loss) after preferred dividends of subsidiaries	3.1	0.5			(3.1)	(0.6)	2.1	1.0
Currency translation adjustment
Deductions:
Dividends paid and redemption of preferred stock
Common dividends declared/paid	(3.2)	(0.8)
Retained earnings (deficit) at end of year	0.2	(0.1)		0.9	(19.5)	(1.2)	2.1	1.0

Page 4C

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NEES ENERGY	EUA ENERGY INV	METRO WEST	ATLANTIC WESTERN	NGUSA SERVICE COMPANY	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

Retained earnings (deficit) at beginning of year		4.2	2.8		0.5	59.6
Additions:
Net income (loss) after preferred dividends of subsidiaries		(0.5)	0.9	0.2	0.5	112.3
Currency translation adjustment
Deductions:
Dividends paid and redemption of preferred stock						(5.3)
Common dividends declared/paid					(0.5)
Retained earnings (deficit) at end of year		3.7	3.7	0.2	0.5	166.6

Page 4D

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NGUSA CONSOLIDATED

Retained earnings (deficit) at beginning of year	(553.8)	388.4
Additions:
Net income (loss) after preferred dividends of subsidiaries	(256.2)	266.1
Currency translation adjustment
Deductions:
Dividends paid and redemption of preferred stock		(6.2)
Common dividends declared/paid	88.0
Retained earnings (deficit) at end of year	(722.0)	648.3

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA MOHAWK HOLDINGS	NMPC CONSOLIDATED	OPINAC NA CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

OPERATING REVENUE		4,063.6		-	4,063.6
Operating expenses:
Fuel for generation				-
Purchased electric energy		1,591.7		-	1,591.7
Gas purchased		478.6		-	478.6
Other operation		621.4			621.4
Maintenance		169.7			169.7
Depreciation and amortization		394.8			394.8
Taxes, other than income taxes		227.0		-	227.0
Income taxes	34.5	138.8	(0.1)		173.2
Total operating expenses	34.5	3,622.0	(0.1)		3,656.4
Operating income (loss)	(34.5)	441.6	0.1		407.2
Other income:
Allowance for equity funds used during construction
Equity in income of companies	135.4	(0.7)		(135.4)	(0.7)
Other income (expense), net	23.2	(8.5)		(23.2)	(8.5)
Operating and other income	124.1	432.4	0.1	(158.6)	398.0
Interest:
Interest on long-term debt		276.1		(23.2)	252.9
Other interest	16.2	17.2			33.4
Allowance for borrowed funds used during construction		(0.6)		-	(0.6)
Total interest	16.2	292.7		(23.2)	285.7
Income after interest	107.9	139.7	0.1	(135.4)	112.3
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries	0.9	4.4			5.3
Minority interests				-
Net income	$107.0	$135.3	$0.1	($135.4)	107.0

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA MOHAWK HOLDINGS	NMPC CONSOLIDATED	OPINAC NA CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

ASSETS
Utility plant, at original cost		7,012.4			7,012.4
Less accumulated depreciation and amortization		2,078.3			2,078.3
		4,934.1			4,934.1
Construction work in progress		152.8			152.8
Net utility plant		5,086.9			5,086.9
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity	3,354.2			(3,354.2)
Other investments at cost		57.3	16.6	(16.6)	57.3
Current assets	1,222.1	996.5		(1,212.0)	1,006.6
Goodwill, net of amortization	(10.1)	1,225.7			1,215.6
Deferred charges and other assets		5,049.5			5,049.5
Total assets	$4,566.2	$12,415.9	$16.6	($4,582.8)	12,415.9

CAPITALIZATION AND LIABILITIES
Common share equity	3,317.9	3,340.4	13.8	(3,354.2)	3,317.9
Minority interests in consolidated subsidiaries
Cumulative preferred stock		66.3			66.3
Long-term debt	1,248.2	3,473.5		(1,248.2)	3,473.5
Total capitalization	4,566.1	6,880.2	13.8	(4,602.4)	6,857.7
Current liabilities:
Long-term debt due within 1 year		532.6			532.6
Short-term debt		463.5			463.5
Other current liabilities	0.1	717.8	2.8	19.6	740.3
Total current liabilities	0.1	1,713.9	2.8	19.6	1,736.4
Deferred federal and state income taxes		1,348.5			1,348.5
Unamortized investment tax credits
Other reserves and deferred credits		2,473.3			2,473.3
Total capitalization and liabilities	$4,566.2	$12,415.9	$16.6	($4,582.8)	12,415.9

Page 7A

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA MOHAWK HOLDINGS	NMPC CONSOLIDATED	OPINAC NA CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

Operating Activities:
Net income	107.0	135.3	0.1	(135.4)	107.0
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization		394.8			394.8
Deferred income taxes and investment tax credits, net		148.4			148.4
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	(1,221.6)	(206.7)	(0.6)	1,221.0	(207.9)
Decrease (increase) in regulatory and other non-current assets	(446.1)			446.1
Increase (decrease) in payables and other current liabilities	(0.6)	(85.7)	(0.4)	1.0	(85.7)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net		(41.1)		1.2	(39.9)

Net cash provided by operating activities	($1,561.3)	$345.0	($0.9)	$1,533.9	316.7

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction		(317.3)			(317.3)
Proceeds from the sale of generation assets, net
Decrease (increase) in other investing activities	309.0	2.5		(309.0)	2.5

Net cash used in investing activities	$309.0	($314.8)		($309.0)	(314.8)

Page 7B

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NIAGARA MOHAWK HOLDINGS	NMPC CONSOLIDATED	OPINAC NA CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares
Dividends paid on preferred stock		(4.4)		4.4
Long-term debt, net	1,248.8	(573.9)		(1,248.8)	(573.9)
Investment in common stock
Capital contribution from parent		309.0			309.0
Subordinated notes payable to parent, net
Changes in short-term debt		265.5	1.0	(1.0)	265.5
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred	2.6	(33.9)		(2.6)	(33.9)
Other				27.4	27.4

Net cash used in financing activities	$1,251.4	($37.7)	$1.0	($1,220.6)	(5.9)

Net increase (decrease) in cash and cash equivalents	(0.9)	(7.5)	0.1	4.3	(4.0)
Cash and cash equivalents at beginning of year	0.9	30.0	0.0		30.9

Cash and cash equivalents at end of year	$0.0	$22.5	$0.1	$4.3	26.9

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA MOHAWK HOLDINGS	NMPC CONSOLIDATED	OPINAC NA CONSOLIDATED	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED

Retained earnings at beginning of year	59.6	85.7	0.2	(85.9)	59.6

Additions:

Net income after preferred dividends of subsidiaries	107.0	139.7	0.1	(139.8)	107.0
Currency translation adjustment

Deductions:

Common dividends declared/paid
Preferred dividends		4.4		(4.4)

Retained earnings at end of year	$166.6	$221.0	$0.3	($221.3)	166.6

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR CORP II	NMR LLC	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NMPC CONSOLIDATED

OPERATING REVENUE	4,063.6				4,063.6
Operating expenses:
Fuel for generation
Purchased electric energy	1,591.7				1,591.7
Gas purchased	478.6				478.6
Other operation	621.4		0.4	(0.4)	621.4
Maintenance	169.7				169.7
Depreciation and amortization	394.8				394.8
Taxes, other than income taxes	227.0				227.0
Income taxes	138.8				138.8
Total operating expenses	3,622.0		0.4	(0.4)	3,622.0
OPERATING INCOME	441.6		(0.4)	0.4	441.6
Other income:
Allowance for equity funds used during construction
Equity in income of companies	(221.6)			220.9	(0.7)
Other income (expense), net	212.4		(220.9)		(8.5)
Operating and other income	432.4		(221.3)	221.3	432.4
Interest:
Interest on long-term debt	276.1				276.1
Other interest	17.2				17.2
Allowance for borrowed funds used during construction	(0.6)				(0.6)
Total interest	292.7				292.7
Income after interest	139.7		(221.3)	221.3	139.7
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries	4.4				4.4
Minority interests
Net income	$135.3		($221.3)	$221.3	135.3

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR CORP II	NMR LLC	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NMPC CONSOLIDATED

ASSETS
Utility plant, at original cost	7,012.4				7,012.4
Less accumulated depreciation and amortization	2,078.3				2,078.3
	4,934.1				4,934.1
Construction work in progress	152.8				152.8
Net utility plant	5,086.9				5,086.9
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost	57.3				57.3
Current assets	996.5	0.2		(0.2)	996.5
Goodwill, net of amortization	1,225.7				1,225.7
Deferred charges and other assets	5,049.5				5,049.5
Total assets	$12,415.9	$0.2		($0.2)	12,415.9
CAPITALIZATION AND LIABILITIES
Common share equity	3,340.4				3,340.4
Minority interests in consolidated subsidiaries
Cumulative preferred stock	66.3				66.3
Long-term debt	3,473.5				3,473.5
Total capitalization	6,880.2				6,880.2
Current liabilities:
Long-term debt due within 1 year	532.6				532.6
Short-term debt	463.5				463.5
Other current liabilities	717.8	0.2		(0.2)	717.8
Total current liabilities	1,713.9	0.2		(0.2)	1,713.9
Deferred federal and state income taxes	1,348.5				1,348.5
Unamortized investment tax credits
Other reserves and deferred credits	2,473.3				2,473.3
Total capitalization and liabilities	$12,415.9	$0.2		($0.2)	12,415.9

Page 11A

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR CORP II	NMR LLC	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NMPC CONSOLIDATED

Operating Activities:
Net income	135.3		(221.3)	221.3	135.3
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	394.8				394.8
Deferred income taxes and investment tax credits, net	148.4				148.4
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	(204.5)		218.9	(221.1)	(206.7)
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(85.7)	0.2	(0.1)	(0.1)	(85.7)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net	(41.1)				(41.1)

Net cash provided by operating activities	$347.2	$0.2	($2.5)	$0.1	345.0

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction	(317.3)				(317.3)
Change in assets held for sale
Decrease (increase) in other investing activities	2.5				2.5

Net cash used in investing activities	($314.8)				(314.8)

Page 11B

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NMPC	NMR CORP II	NMR LLC	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NMPC CONSOLIDATED

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares
Dividends paid on preferred stock	(4.4)				(4.4)
Long-term debt, net	(573.9)				(573.9)
Investment in common stock
Capital contribution from parent	309.0				309.0
Subordinated notes payable to parent, net
Changes in short-term debt	265.5				265.5
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred	(33.9)				(33.9)
Other

Net cash used in financing activities	($37.7)				(37.7)

Net increase in cash and cash equivalents	(5.3)	0.2	(2.5)	0.1	(7.5)
Cash and cash equivalents at beginning of year	27.5		2.5		30.0

Cash and cash equivalents at end of year	$22.2	$0.2	($0.0)	$0.1	22.5

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR CORP II	NMR LLC	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	NMPC CONSOLIDATED

Retained earnings at beginning of year	85.7		4.0	(4.0)	85.7

Additions:

Net income after preferred dividends of subsidiaries	135.3		(221.3)	225.7	139.7
Currency translation adjustment

Deductions:

Elimination due to dissolution of entity			217.3	(217.3)
Preferred dividends	4.4				4.4

Retained earnings at end of year	$216.6			$4.4	$221.0

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF INCOME
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC NA	OPINAC ENERGY	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	OPINAC NA CONSOLIDATED

Operating revenue			-
Operating expenses:
Fuel for generation			-
Purchased electric energy			-
Gas purchased			-
Other operation	(0.0)		-	(0.0)
Maintenance			-
Depreciation and amortization			-
Taxes, other than income taxes			-
Income taxes	(0.1)		-	(0.1)
Total operating expenses	(0.1)			(0.1)
Operating income (loss)	0.1			0.1
Other income:
Allowance for equity funds used during construction			-
Equity in income of companies
Other income (expense), net	0.0			0.0
Operating and other income	0.1			0.1
Interest:
Interest on long-term debt	0.0		-	0.0
Other interest			-
Allowance for borrowed funds used during construction			-
Total interest	0.0			0.0
Income after interest	0.1			0.1
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries			-
Minority interests			-
Net income	$0.1			$0.1

OPINAC NORTH AMERICA, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	OPINAC NA	OPINAC ENERGY	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	OPINAC NA CONSOLIDATED

ASSETS
Utility plant, at original cost
Less accumulated depreciation and amortization

Construction work in progress
Net utility plant
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost
Current assets	16.6			16.6
Goodwill, net of amortization
Deferred charges and other assets
Total assets	$16.6			$16.6
CAPITALIZATION AND LIABILITIES
Common share equity	13.8			13.8
Minority interests in consolidated subsidiaries
Cumulative preferred stock
Long-term debt
Total capitalization	13.8			13.8
Current liabilities:
Long-term debt due within 1 year
Short-term debt
Other current liabilities	2.8			2.8
Total current liabilities	2.8			2.8
Deferred federal and state income taxes
Unamortized investment tax credits
Other reserves and deferred credits
Total capitalization and liabilities	$16.6			$16.6

Page 15A

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC NA	OPINAC ENERGY	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	OPINAC NA CONSOLIDATED

Operating Activities:
Net income	0.1			0.1
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization
Deferred income taxes and investment tax credits, net
Allowance for funds used during construction

Decrease (increase) in other current assets	(0.5)		(0.1)	(0.6)
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(0.5)		0.1	(0.4)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net

Net cash provided by (used in) operating activities	($0.9)		($0.0)	($0.9)

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction
Change in assets held for sale
Decrease (increase) in other investing activities	0.0			0.0

Net cash provided by (used in) investing activities	$0.0			$0.0

Page 15B

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	OPINAC NA	OPINAC ENERGY	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	OPINAC NA CONSOLIDATED

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares
Dividends paid on preferred stock
Long-term debt, net
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	1.0			1.0
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred
Other

Net cash used in financing activities	$1.0			$1.0

Net decrease in cash and cash equivalents	0.1		(0.0)	0.1
Cash and cash equivalents at beginning of year	0.0		0.0	0.0

Cash and cash equivalents at end of year	$0.1		$0.0	$0.1

OPINAC NORTH AMERICA, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2004
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	OPINAC NA	OPINAC ENERGY	TOTAL ADJUSTMENTS & ELIMINATIONS INCR/(DECR)	OPINAC NA CONSOLIDATED

Retained earnings (deficit) at beginning of year	0.2			0.2

Additions:

Net income after preferred dividends of subsidiaries	0.1			0.1
Currency translation adjustment

Deductions:
Transfer of assets/liabilities to Opinac NA on 9/6/02
Common dividends declared/paid
Repurchase of common stock

Retained earnings at end of year	$0.3			$0.3